                                                                   EXHIBIT 10.26

                                                                  EXECUTION COPY


                      AMENDED AND RESTATED LETTER AGREEMENT

TO: representatives of Creative Artists Agency, LLC, Codikow & Carroll, P.C., 4
    Fini Inc., and Vans, Inc.

       This amended and restated letter agreement by and between Launch Media, Inc., a Delaware corporation ("Launch") which owns C.C.R.L., LLC, a California limited liability company ("CCRL") which operates the Warped Tour (the "Tour"), on the one hand, and Creative Artists Agency, LLC ("CAA"), Codikow & Carroll, P.C. ("Codikow"), 4 Fini Inc. ("4 Fini"), and Vans, Inc. ("Vans")(collectively, the "Buyers") on the other hand, sets forth the terms upon which Buyers will acquire all of the ownership interests in CCRL (the "Transaction"). This amended and restated letter agreement amends and restates in its entirety the letter agreement previously entered into between Launch and Buyers with respect to the Transaction. Subject to the provisions hereof, the Transaction will be upon the following terms, conditions and structure:

       1.     Terms of Sale.

              a. Purchase Price and Transfer of Ownership. On September 3, 2001, or as soon thereafter as is practicable, subject to the terms and conditions set forth herein (the "Closing"), in exchange for one hundred percent (100%) of Launch's ownership interest in CCRL, Buyers will, subject to the provisions of Sections 1(e) and 1(f) hereof, terminate Launch's obligations (1) as described in the Membership Interest Purchase Agreement, dated June 12, 2000 ("MIPA")(including, but not limited to, the Terms and Conditions of the Earn-Out Payment that is Exhibit B to the MIPA (the "Terms and Conditions of the Earn-Out Payment")) and (2) pursuant to the Services Agreements (as described in Section 1(f) hereof). The CCRL ownership interest shall transfer to Buyers concurrently with the termination of the obligations contemplated by the previous sentence. Launch's right, title and interest in CCRL shall vest with the Buyers in proportion to the ownership interests set forth in Schedule 11.3 of the MIPA, specifically 28.33% to CAA, 28.34% to Codikow, 28.33% to 4 Fini and 15% to Vans. Launch shall retain all rights, duties and obligations for all accounts receivable, accounts payable and liabilities in connection with the Warped Summer Tour 2000 and 2001 and shall retain the right to operate and control the Warped Summer Tour 2001. Concurrent with the transfer of ownership in CCRL, Buyers shall grant to Launch an exclusive, irrevocable, royalty free, worldwide license to use the trademark "Warped Tour" in connection with the operation of the 2001 Tour according to, and consistent with, past practices ("Operational License"). The term of the Operational License shall expire on December 31, 2001.

              b. Warped Inside. Buyers acknowledge that Launch shall have the right to continue to use the "Warped" mark in connection with its operation of the "Warped Inside" concert series for fall 2001, spring, 2002 and fall 2002, and shall be responsible for all costs and shall make no payment to Buyers in connection with its operation of the "Warped Inside" concert series, except that if Launch determines to operate the "Warped Inside" concert series for spring 2002 and fall 2002, Launch shall remit to Buyers 15% of the gross revenue generated with respect thereto. Launch shall have no right to use the "Warped Inside" mark other than in connection with its operation of the "Warped Inside" concert series through fall 2002.

              c. Launch as Sponsorship Sales Agent. Notwithstanding the foregoing transfer of ownership, Launch shall retain the exclusive right to act as sponsorship sales agent for the Tour for the next two (2) Warped tours performed subsequent to the 2001 Tour, specifically Warped Summer Tours 2002 and 2003 (the "Sponsorship Term"). During the Sponsorship Term, Launch will continue to manage existing sponsor relationships and promote the Tour, subject to Buyers' commercially reasonable direction and control, and shall receive a percentage of sponsorship revenues for each of these tours as provided in section 1(c) below. During the Sponsorship Term, Launch will make good faith efforts to promote the Tour on both www.launch.com and www.warpedtour.com (subject to the terms of Section 1(f)). Concurrent with the transfer of ownership in the Tour, Buyers shall grant to Launch an exclusive, irrevocable, royalty free, worldwide license to use the trademark "Warped Tour" in connection with Launch's role as sponsorship sales agent, including, without limitation, in connection with Launch's ownership and operation of the website www.warpedtour.com (subject to the terms of Section 1(f)), according to, and consistent with, past practices ("Promotional License"). The term of the Promotional License shall expire on the expiration of the Sponsorship Term.

              d. Allocation of Sponsorship Revenues. All sponsorship agreements entered into during the Sponsorship Term shall be between the third party sponsor and Launch and all payments in connection therewith shall be made payable to Launch. Launch shall pay 100% of the first $1,500,000 of gross sponsorship revenues received for each Tour to Buyers or, if there are less than 20 dates for a year's Tour, 100% of the first $1,000,000 of gross sponsorship revenue. Launch shall retain 75%, and pay to Buyers 25%, of the next $1,500,000 of gross sponsorship revenues received for each Tour (or $1,500,001 to $3,000,000) or, if there are less than 20 dates for a year's Tour, 75%/25% of the next $1,000,000. Launch shall then pay Buyers fifty percent (50%) of the gross sponsorship revenues received in excess of $3,000,000 in connection with each Tour during the Sponsorship Term or, if there are less than 20 dates for a year's Tour,

                     50%/50% for amounts in excess of $2,000,000. If verbal and verifiable expressions of interest for $1,000,000 of sponsorships are not obtained by December 15, 2001, for the 2002 Tour, or by December 15, 2002, for the 2003 Tour, or if sponsorship letters of intent (or binding term sheets) in the amount of $1,000,000 are not obtained by February 1, 2002 for the 2002 Tour, or by February 1, 2003 for the 2003 Tour, Launch's exclusive right to act as sponsorship sales agent shall terminate and the Sponsorship Term shall expire. If gross sponsorship revenues for the 2002 Tour are less than $1,500,000, Launch's exclusive right to act as sponsorship sales agent shall terminate, and the Sponsorship Term shall expire. All payments made by Launch to Buyers pursuant to this section shall be made within 5 business days of Launch's receipt of sponsorship revenues. If Launch fails to remit Buyers' monies on a timely basis (other than a single inadvertent failure, which shall be excused), monies shall thereafter be collected by Buyers, with Launch's share remitted to Launch. In such event, Launch shall instruct sponsors accordingly.

              e. Earn Out Payment and Other Payment Obligations. Subject to the following sentence, Launch acknowledges its obligation to pay Buyers the "earn-out" payment only for Warped Tour 2001 (the "2001 Earn-Out") pursuant to the terms of the Terms and Conditions of the Earn-Out Payment. The full amount of the 2001 Earn-Out, less the Tender Amount (as hereinafter defined), shall be paid in cash by October 1, 2001. If Launch fails to pay the 2001 Earn-Out, less the Tender Amount, by January 1, 2002 (unless January 1 is a holiday, in which case, payment shall be due the next business day after January 1), Launch's exclusive right to act as sponsorship sales agent shall terminate, and the Sponsorship Term shall expire, without extinguishing Launch's obligation for the 2001 Earn Out payment. Buyers acknowledge that, upon Closing, all other payment obligations on behalf of Launch (except for those contained in Section 1(e) and 1(f) hereof) shall terminate, including, without limitation, the balloon payment referred to in the Terms and Conditions of the Earn-Out Payment. For purposes of this amended and restated letter agreement, the term "Tender Amount" shall mean the aggregate amount received by Buyers in connection with the tender by Buyers of the shares of Common Stock of Launch set forth on EXHIBIT A attached hereto (the "Tender Shares") into the tender offer (the "Tender Offer") made by Jewel Acquisition Corporation, a wholly owned subsidiary of Yahoo! Inc. ("Yahoo"), for all of the outstanding shares of Common Stock of Launch pursuant to an Offer to Purchase dated July 12, 2001. Buyers agree to tender (and not withdraw) the Tender Shares into the Tender Offer prior to the expiration thereof (it being understood that nothing contained in this amended and restated letter agreement shall prohibit any Buyer from tendering into the Tender Offer shares of Launch Common Stock owned by such Buyer that are in addition to the Tender Shares).




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              f.     Services Agreements. Subject to the Closing, the Services
                     Agreements entered into between Launch and each of CAA, Codikow and 4 Fini shall terminate on December 31, 2001. Launch shall make its final payments in connection with each Services Agreement on August 31, 2001 and shall have no obligation to make any further payments in connection therewith.

              g. Intellectual Property Retained By Launch. During the Sponsorship Term, Buyers shall have the option of either having Launch continue to own the URL "Warpedtour.com" (the "URL") and operating the website located at www.warpedtour.com (the "Website"), or requesting Launch to transfer the ownership of the URL and the Website to the Buyers (with Buyers paying all reasonable costs in connection with such transfer) and operating the Website themselves, in which case, Launch shall reasonably comply and assist with such transfer. In either case, the party operating the site shall be responsible for all costs associated therewith. If Launch is operating the Website, it will do so substantially consistent with past practices.

              h. Buyers' Buyout. Buyers shall have the option at any time to buyout ("Buyout") Launch's exclusive right to act as sponsorship sales agent during the Sponsorship Term, whether in connection with a change in control or otherwise, if they pay to Launch $1,200,000 for each remaining year ("Remaining Year") of the Sponsorship Term. For purposes of the Buyout, each year of the Sponsorship Term shall be considered a Remaining Year if Buyers notify Launch of their option to proceed with the Buyout on or before March 1 of that Sponsorship Term year. If Buyers notify Launch of their intention to proceed with the Buyout after March 1 of any Sponsorship Term year, Launch shall have the right to continue to act as exclusive sponsorship sales agent for that year's Tour and sponsorship revenues shall be allocated in accordance with Section 1 (c) hereof and Buyers shall pay to Launch $1,200,000 for the subsequent Tour (if any).

              i. Condition to Closing. Buyers' obligations to close the transactions contemplated hereby shall be subject to Yahoo obtaining a majority of the outstanding shares of Launch. This condition is for the benefit of Buyers and may be waived by them. If Yahoo does not obtain a majority of the outstanding shares of Launch by October 15, 2001, Buyers may elect to terminate this amended and restated letter agreement at any time thereafter; in which event, all the agreements currently existing between Launch and Buyers shall remain in full force and effect.

              j. Non-Competition. During the Sponsorship Term, Launch shall not own, sponsor or sell sponsorships in a summer tour which combines punk rock music with extreme sports. During the Sponsorship Term, the

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                     Buyers (other than Vans) shall not own, sponsor or sell
                     sponsorships in a summer tour which combines punk rock music with extreme sports.

       2. No Public Announcement. The parties shall make no public announcement concerning this letter agreement, their discussions or any other memoranda, letters or agreements between the parties relating to the Transaction. Either party may, at any time, make such a disclosure to a potential investor or if it is advised by legal counsel that such disclosure is required under applicable law or regulatory authority, after consulting with the other.

       3. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of California.

       4. Arbitration. Any dispute arising under this letter agreement shall be referred to arbitration according to the rules of the American Arbitration Association (the "AAA Rules") in Los Angeles, CA. Prior to any such arbitration, the parties agree to use all reasonable good faith efforts to reach satisfactory resolution among themselves. A panel of three (3) arbitrators shall be formed in the following manner (the "Arbitration Panel"): Launch shall appoint one (1) arbitrator and Buyers shall appoint one (1) arbitrator, and those two (2) arbitrators shall choose the third
              (3rd) arbitrator. All of the arbitrators shall be unaffiliated in any manner with any of the parties. The prevailing party shall be entitled to recover its reasonable attorneys' fees.

       Although it is understood and agreed that the long form agreements, containing such terms, provisions, representations, warranties, covenants and conditions (in addition to those set forth herein) as are customary in transactions of this nature, shall be hereafter prepared and delivered, this letter agreement constitutes a contractual commitment and binding agreement of the parties. Subject to Closing, this letter agreement shall supercede and replace the MIPA and, except as otherwise provided for herein, all terms contained in that agreement thereupon shall be null and void.

       When countersigned by you below, this shall create a binding agreement to the terms contained herein.

                                Very truly yours,



                                 BY:  /s/ DAVID B. GOLDBERG
                                     ------------------------------
                                     Name: David B. Goldberg
                                           ------------------------
                                     Title:   CEO
                                           ------------------------
                                     Launch Media, Inc.

                                     Agreed & Accepted by "Buyers:"

                                        /s/ MICHAEL A. RUBEL
                                     ----------------------------
                                     Name:  Michael A. Rubel
                                          ----------------------
                                     Title: General Counsel
                                           ------------------------
                                     Creative Artists Agency, LLC

                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     & Carroll, P.C.

                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     4 Fini, Inc.

                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     Vans, Inc.


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                                     Agreed & Accepted by "Buyers:"


                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     Creative Artists Agency, LLC

                                        /s/ DAVID CODIKOW
                                     ----------------------------
                                     Name:  David Codikow
                                          ----------------------
                                     Title: Partner
                                           ------------------------
                                     Codikow & Carroll, P.C.

                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     4 Fini, Inc.

                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     Vans, Inc.

                                     Agreed & Accepted by "Buyers:"


                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     Creative Artists Agency, LLC

                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     Codikow & Carroll, P.C.

                                       /s/  KEVIN LYMAN
                                     ----------------------------
                                     Name:  Kevin Lyman
                                          ----------------------
                                     Title:  President
                                           ------------------------
                                     4 Fini, Inc.

                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     Vans, Inc.


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                                     Agreed & Accepted by "Buyers:"


                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     Creative Artists Agency, LLC

                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     Codikow & Carroll, P.C.

                                     ----------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ------------------------
                                     4 Fini, Inc.

                                     /s/ CRAIG E. GOSSELIN
                                     ----------------------------
                                     Name: Craig E. Gosselin
                                          ----------------------
                                     Title: Vice President & Counsel
                                           -------------------------
                                     Vans, Inc.

                           EXHIBIT A -- TENDER SHARES


BUYER                  FUND II SHARES      ESCROW SHARES     TENDER SHARES
-----                  --------------      -------------     -------------
Creative Arts              50,779              60,921            111,700
Agency, LLC

Codikow &                  50,779              60,921            111,700
Carroll, P.C.

4 Fini, Inc.               50,779              60,921            111,700

Vans, Inc.                 26,883              32,252            59,135
                                                                 ------

                                        TOTAL TENDER SHARES:    394,235